THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account H

American Legacy® Target Date Income B-Share

Supplement dated August 9, 2024 to the
Summary Prospectus for New Investors dated May 1, 2024

This supplement discusses changes to your summary prospectus. All other provisions in your prospectus remain unchanged. Please retain this supplement for future reference.

Purchase Payments – Investing in the Contract: Beginning September 16, 2024, the following rules will apply to maximum Purchase Payments:

Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Level Advantage® and Lincoln Level Advantage 2SM contracts) for the same Contractowner, joint owner, and/or Annuitant.

Please retain this Supplement for future reference.